UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 26, 2024, Recursion Pharmaceuticals, Inc. (the “Company” or “Recursion”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering of 30,769,230 shares of its Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), at a price to the public of $6.50 per share. All of the shares of Class A Common Stock are to be sold by the Company. Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option from the date of the Underwriting Agreement to purchase up to an additional 4,615,384 shares of Class A Common Stock. The gross proceeds to the Company from the offering are expected to be approximately $200 million, or $230 million if the Underwriters exercise in full their option to purchase additional shares, in each case, before deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. The offering is expected to close on June 28, 2024, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties. In addition, pursuant to the terms of the Underwriting Agreement, the executive officers and directors of the Company and certain related entities have entered into “lock-up” arrangements with the Underwriters, which generally prohibit the sale, transfer or other disposition of securities of the Company for a 45-day period, subject to certain exceptions.

The public offering is being made pursuant to the Company's effective registration statement on Form S-3 (File No. 333-264845) (the "Registration Statement") and a related prospectus supplement and the accompanying prospectus, in each case filed with the Securities and Exchange Commission ("SEC").

The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the validity of the shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

The Company issued press releases on June 26, 2024 announcing the commencement and pricing of the offering, which press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Forward-Looking Statements

The Company warns that statements in this report may contain information that includes or is based upon “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the expected completion and timing of closing of the offering, the anticipated total gross proceeds from the offering and all other statements that are not statements of historical facts. Forward-looking statements may or may not include identifying words such as “intend,” “plan,” “will,” “expect,” “anticipate,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements, including but not limited to: prevailing market conditions; the satisfaction of customary closing conditions; general economic, industry or political conditions; challenges inherent in pharmaceutical research and development, including the timing and results of preclinical and clinical programs, where the risk of failure is high and failure can occur at any stage prior to or after regulatory approval due to lack of sufficient efficacy, safety considerations, or other factors; Recursion’s ability to leverage and enhance its drug discovery platform; Recursion’s ability to obtain financing for development activities and other corporate purposes; the success of Recursion’s collaboration activities; Recursion’s ability to obtain regulatory approval of, and ultimately commercialize, drug candidates; Recursion’s ability to obtain, maintain, and enforce intellectual property protections; cyberattacks or other disruptions to Recursion’s technology systems; Recursion’s ability to attract, motivate, and retain key employees and manage its growth; inflation and other macroeconomic issues; and other risks and uncertainties such as those described under the heading “Risk Factors” in the preliminary prospectus supplement and accompanying prospectus relating to the offering and in Recursion’s filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and Recursion undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of June 26, 2024 by and between Recursion Pharmaceuticals, Inc., and Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati.

23.1	Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1).

99.1	Press Release of Recursion Pharmaceuticals, Inc. dated June 26, 2024.

99.2	Press Release of Recursion Pharmaceuticals, Inc. dated June 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 27, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Michael Secora
Michael Secora
Chief Financial Officer